FIRST AMENDMENT TO
                           VISHAY LOAN AGREEMENT

                                    AND

                        ACQUISITION LOAN AGREEMENT

                         DATED AS OF JUNE 27, 1995

                          COMERICA BANK, AS AGENT

             NATIONSBANK OF NORTH CAROLINA, N.A., AS CO-AGENT
          BERLINER HANDELS-UND FRANKFURTER BANK, AS LEAD MANAGER


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                              FIRST AMENDMENT
     THIS FIRST AMENDMENT ("First Amendment") is made as of this 27TH day of June, 1995 by and among Vishay Intertechnology, Inc., a Delaware corporation ("Company"), Comerica Bank, successor by merger to Manufacturers Bank, N.A., formerly known as Manufacturers National Bank of Detroit ("Comerica"), the banks signatory hereto (individually, a "Bank" and collectively, "Banks"), and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

     RECITALS:
     A. Company, Agent and the Banks entered into that certain Amended and Restated Vishay Intertechnology, Inc. $302,500,000 Revolving Credit and Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Vishay Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to the Company and the Permitted Borrowers, as set forth therein.

     B.   Concurrently therewith,

          (1) the Banks, Agent and Company entered into that certain Vishay Intertechnology, Inc. $200,000,000 Acquisition Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Acquisition Loan Agreement") under which the Banks extended credit to Company consisting of the $100,000,000 Bridge Loan (as defined in the Acquisition Loan Agreement, and subsequently repaid) and the $100,000,000 Non-Amortizing Term Loan (as therein defined, and still outstanding), as set forth therein;

          (2) the Banks, Agent and Vishay Beteiligungs GmbH ("VBG"), now known as Vishay Europe GmbH and formerly known as Draloric Electronic GmbH, entered into that certain Amended and Restated Draloric/VBG DM 40,000,000 Revolving Credit and DM 9,506,000 Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "DM Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to VBG as set forth therein; and

          (3) the Banks, Agent and VBG entered into that certain Amended and Restated Roederstein DM 104,315,990.20 Term Loan Agreement dated as of July 18, 1994 (as amended from time to time, the "Roederstein Loan Agreement") under which the Banks renewed and extended credit to VBG as set forth therein.
     C. Pursuant to the Vishay Loan Agreement, Company and the Permitted Borrowers each issued to the Banks their respective Revolving Credit Notes as specified therein, and Company issued to the Banks the Term Notes and the Bid Notes described therein.
     D. Pursuant to the Acquisition Loan Agreement, Company issued to the Banks the Term Notes and the Bridge Notes described therein.

     E. At the Company's request, Agent and the Banks have agreed with the Company and the Permitted Borrowers to make certain amendments to the terms and conditions of the Vishay Loan Agreement and the Acquisition Loan Agreement, but only on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, Company, the Permitted Borrowers, Agent and the Banks agree:

     1. Section 1 of the Vishay Loan Agreement is amended as follows:
          (a)  Section 1.15 (the definition of "Applicable
     Fee Percentage") is amended to add to the end of said
     Section the following:

               "; provided, however, that upon Company's issuance and sale of not less than One Hundred Million Dollars ($100,000,000) of New Equity (net of costs of issuance) prior to June 30, 1996 (but not otherwise), the applicable percentage used to calculate fees due and payable hereunder shall be determined by reference to the appropriate columns in Pricing Matrix A attached to this Agreement as
          Schedule 4.1A."

          (b)  Subclause (i) of Section 1.17 (the definition of
     "Applicable Margin") is amended and restated in its entirety as follows:

               "(i) with respect to the Revolving Credit and the Term Loan, the applicable interest rate margin determined by reference to the appropriate columns in the Pricing Matrix attached to this Agreement as Schedule 4.1, provided that, upon Company's issuance and sale of not less than One Hundred Million Dollars ($100,000,000) of New Equity (net of costs of issuance) prior to June 30, 1996 (but not otherwise), the applicable interest rate margin shall be determined by reference to the appropriate columns in Pricing Matrix A attached to this Agreement as Schedule 4.1A, and"

          (c)  Section 1.34A is added immediately following
     Section 1.34, as follows:

               "1.34A `Conversion Amount' shall mean the
          cumulative amounts, not to exceed One Hundred Million Dollars ($100,000,000) in the aggregate, which Company has converted from the Non-Amortizing Term Loan to Revolving Credit, pursuant to Section 2.16A hereof."
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          (d)  Section 1.53A is added immediately following
     Section 1.53, as follows:

               "1.53A     Equity Offering Adjustment  shall mean
          that amount to be added to the minimum Tangible Net Worth required to be maintained under Section 7.4 hereof consisting of an amount equal to one hundred percent (100%) of each Equity Offering conducted by the Company or any of its Subsidiaries, net of costs of issuance, on and after June 30, 1995, on a cumulative basis."

          (e)  Section 1.94 (the definition of "Net Income
     Adjustment") is amended and restated in its entirety as follows:

               "1.94      Net Income Adjustment  shall mean that
          amount to be added to the minimum Tangible Net Worth required to be maintained under Section 7.4 hereof consisting of fifty percent (50%) of Company's Consolidated Net Income for each of Company's fiscal quarters ending on or after March 31, 1995 (in each case, only if a positive number), on a cumulative basis."

          (f)  Section 1.95A is added immediately following
     Section 1.95, as follows:

               "1.95A New Equity shall mean additional common stock of Company issued and sold by Company for cash on or after July 1, 1995."

          (g)  Section 1.130 (the definition of "Revolving
     Credit") is amended to replace the reference to "Two Hundred
     Million Dollars ($200,000,000)" in the fourth and fifth lines thereof with the phrase "Three Hundred Million Dollars
     ($300,000,000), plus the Conversion Amount".

          (h) Section 1.133 (the definition of "Revolving Credit Designated Portion") is amended to replace the reference to "One Hundred Million Dollars ($100,000,000)" in the third line thereof with the phrase "One Hundred Fifty Million Dollars ($150,000,000), plus fifty percent (50%) of the Conversion Amount".

          (i)  Section 1.135 (the definition of "Revolving Credit
     Maturity Date") is amended to change the reference to "December 31, 1997" in the second line thereof to "December
     31, 2000".

          (j) Section 1.136 (the definition of "Revolving Credit Maximum Amount") is amended to replace the reference to "Two Hundred Million Dollars ($200,000,000)" in the first and
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 second lines thereof with the phrase "Three Hundred Million
Dollars ($300,000,000), plus the Conversion Amount".

          (k) Section 1.166 (the definition of "VBG") is amended and restated in its entirety, as follows:

               "1.166  VBG  shall mean Vishay Europe
          GmbH, a German corporation, formerly known as Vishay Beteiligungs GmbH, and prior thereto known as Draloric Electronic GmbH."

     2. Section 2 of the Vishay Loan Agreement is amended as follows:

          (a) Section 2.14(a) is amended to replace the reference to ".0625%" (in the first line thereof) with the words "the Applicable Fee Percentage".

          (b)  Section 2.16A is added immediately following
     Section 2.16, as follows:

          "2.16A    Increase of Revolving Credit Maximum Amount;
     Conversion Option. Provided that no Default or Event of Default has occurred and is continuing, and provided that the Company has not previously elected to reduce or terminate the Revolving Credit Maximum Amount under Section
     2.16 hereof, the Company may during the period commencing on July 1, 1995 and expiring on June 30, 1996, upon not less than ten (10) Business Days prior written request to Agent, elect to increase the Revolving Credit Maximum Amount by amounts, in the aggregate, up to $100,000,000, subject to satisfaction, prior to the effective date of any such increase, of the following conditions:

          "(a) the outstanding principal balance of the Non-
               Amortizing Term Loan has been reduced in accordance with Section 2.3A of the Acquisition Loan Agreement by a principal amount at least equal to the amount of the increase in the Revolving Credit Maximum Amount so requested, provided that any deposit of cash collateral under Section 2.3A of the Acquisition Loan Agreement shall not be considered as a reduction of the principal balance of the Non-Amortizing Term Loan until the sums on deposit therein are applied against said balance.
          "(b) Company and each of the Permitted Borrowers (with respect to the Revolving Credit) and Company (with respect to the Bid Notes) shall have executed and delivered to each of the Banks renewal and replacement Notes substantially in the forms of Exhibit B-1, B-2 and C of the Vishay Loan
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
 Agreement, as applicable, each of such Notes to be dated as of the effective date of such increase (with appropriate insertions acceptable to the Banks in form and substance) and, in the case of the Revolving Credit, in the face amount of each Bank's respective Percentage of the Revolving Credit Maximum Amount (reflecting such increase) and, in the case of the Bid Notes, in the full amount of the Revolving Credit Maximum Amount (reflecting such increase), as the case may be. Upon receipt of the renewal and replacement Notes, as aforesaid (which Notes are to be in exchange for and not in payment of the predecessor Notes issued by Company and the Permitted Borrowers), the Bank shall return the predecessor Notes to Agent which shall stamp such Notes "Exchanged" and deliver said notes to the Company.

          "(c) The Company may submit not more than two (2) requests to increase the Revolving Credit Maximum Amount under this Section 2.16A, each of which requests shall specify the amount of the increase requested hereunder (which shall be in a minimum amount of Twenty-Five Million Dollars ($25,000,000) and in integral multiples of One Million Dollars ($1,000,000), and the proposed effective date of such increase."

          (c) Section 2.17 is amended to replace the reference to "One Hundred Million Dollars ($100,000,000)" in the eighth line thereof with the phrase "One Hundred Fifty Million Dollars ($150,000,000), plus fifty percent (50%) of the Conversion Amount" and to change the reference to "Five Million Dollars ($5,000,000)" in the twelfth line thereof to "Ten Million Dollars ($10,000,000)".

          (d) Section 2.19 is amended to add to the sixth line thereof, following the word "year", the words "through (and including) the year 2002".

     3. Section 4.1 of the Vishay Loan Agreement is amended to add to the preamble thereof, following the words "Schedule 4.1", the words "or Schedule 4.1A, as applicable,".

     4. Section 7 of the Vishay Loan Agreement is amended as follows:

          (a) Sections 7.4A and 7.4B are amended and restated in their entirety as follows:

               "7.4 Tangible Net Worth. Maintain, and cause its Subsidiaries to maintain, Tangible Net Worth which on a Consolidated basis will at no time be less than Two Hundred Seventy-Five Million Dollars ($275,000,000), plus the sum of the Net Income Adjustment and the Equity Offering Adjustment."
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
          (b) Sections 7.5A and 7.5B are amended and restated in their entirety as follows:

               "7.5 Leverage Ratio. Maintain, and cause its
          Subsidiaries to maintain, a Leverage Ratio which on a Consolidated basis will at no time exceed:

          (a)  from April 1, 1995 to December 30, 1996, 3.10 to
               1.0;

          (b) from December 31, 1996 to December 30, 1997, 2.40 to 1.0; and

          (c)  from and after December 31, 1997, 2.0 to 1.0."

          (c) Section 7.6 is amended and restated in its entirety as follows:

               "7.6 Fixed Charge Coverage Ratio. Maintain, and cause its Subsidiaries to maintain, the Fixed Charge
          Coverage Ratio which on a Consolidated basis will at no time be less than:

          (a) from December 31, 1994 to December 30, 1995, 2.15 to 1.0;

          (b) from December 31, 1995 to December 30, 1996, 2.0 to 1.0;

          (c) from December 31, 1996 to December 30, 1997, 2.50 to 1.0; and

          (d)  from and after December 31, 1997, 3.0 to 1.0."

     5. The first sentence of Section 12.16 of the Vishay Loan Agreement is amended and restated in its entirety, as follows:
"NationsBank has been designated by the Company as "Co-Agent" and BHF has been designated by the Company as "Lead Manager" under this Agreement."

     6. Section 13.21 of the Vishay Loan Agreement is amended and restated in its entirety as follows:

          "13.21    Release of Guaranties.  Upon the prior
     written request of Company to Agent following the satisfaction of the conditions set forth in this
     Section 13.21, Banks and the Agent agree, if Company has received not less than One Hundred Million Dollars ($100,000,000) in proceeds of New Equity (net of costs of issuance) on or before June 30, 1996 (but not otherwise), to release the Domestic Guaranty and the Permitted Borrowers Guaranty, and the Guarantors' obligations thereunder; provided, however, that:
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          "(a) no Default or Event of Default shall have
     occurred and be continuing on the date of Company's request hereunder, and as of the effective date of such release; and

          "(b) prior to or concurrently with the release of such guaranties by Banks and Agent, the Company has irrevocably paid and discharged in full all Indebtedness outstanding under the Acquisition Loans and has irrevocably cancelled any and all further commitments of Agent or the Banks to make further Advances thereof."

     7. Schedule 4.1A (Pricing Matrix A) attached to this First Amendment is added to the Vishay Loan Agreement immediately following Schedule 4.1; new Exhibit "G" in the form attached to this First Amendment (setting forth the applicable Percentages) shall replace existing Exhibit "G" to the Vishay Loan Agreement; and the existing Schedules to the Vishay Loan Agreement are hereby restated and replaced in their entirety by the Schedules contained in Attachment "1" hereto.

     8. Section 1 of the Acquisition Loan Agreement is amended as follows:
     (a)  Section 1.8 is amended to add to the end of said
Section the following:

          "; provided, however, that upon Company's issuance and sale of not less than One
          Hundred Million Dollars ($100,000,000) of New
          Equity (net of costs of issuance) prior to June 30, 1996 (but not otherwise), the applicable percentage used to calculate fees due and payable hereunder shall be determined by reference to the appropriate columns in Pricing Matrix A attached to this Agreement as Schedule 1.8A."

     (b)  Section 1.10 is amended to add to the end of said
Section the following:

          "; provided, however, that upon Company's
          issuance and sale of not less than One
          Hundred Million Dollars ($100,000,000) of New
          Equity (net of costs of issuance) prior to
          June 30, 1996 (but not otherwise), the
          applicable interest rate margin shall be
          determined by reference to the appropriate
          columns in Pricing Matrix A attached to this
          Agreement as Schedule 1.8A."
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     (c)  Section 1.56A is added immediately following Section
1.56, as follows:
          "1.56A    `New Equity' shall mean additional
     common stock of the Company issued and sold by Company for cash on or after July 1, 1995."

     (d) Section 1.96 (the definition of "VBG") is amended and restated in its entirety, as follows

          "1.96      VBG  shall mean Vishay Europe GmbH, a German
     corporation, formerly known as Vishay Beteiligungs GmbH, and prior thereto known as Draloric Electronic GmbH."

     9. Section 2 of the Acquisition Loan Agreement is amended as follows:

     (a) Section 2.2 is amended and restated in its entirety as follows:
          "2.2 Repayment of Principal. The Term Notes and all principal, interest and other sums outstanding thereunder, shall mature and become due and payable in full on the Term Loan Maturity Date. Subject to the terms hereof (including without limitation acceleration under Section 9.2 below), no periodic installments of principal shall be required under the Term Notes except to the extent that the Company is required to make principal payments based on Excess Cash Flow under Section 2.3 hereof and except to the extent required upon the issuance of New Equity under Section 2.3A hereof."

     (b)  Section 2.3A is hereby added as follows:

          "2.3A     Issuance of New Equity.  In the event of the
     Company's issuance of any New Equity during the period from and after July 1, 1995 through June 30, 1996 (but not thereafter), the Company shall be obligated to make the following payments of principal under the Term Notes (irrespective of and in addition to any principal payments based on Excess Cash Flow or any optional prepayments):

          "(a) upon Company's receipt of the proceeds from the first issuance of New Equity during the aforesaid period, an amount equal to the lesser of fifty percent (50%) of the proceeds (net of costs of issuance) received by the Company from such issuance of New Equity and Fifty Million Dollars ($50,000,000);

          "(b) upon Company's receipt of the proceeds from each
               subsequent issuance of New Equity during the
               aforesaid period, an amount equal to the entire amount of such proceeds, net of costs of issuance; and
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          "(c) on or before June 30, 1996, and whether or not any
               additional proceeds of New Equity are received, the entire remaining balance of the Term Loan shall be paid and discharged in full.

     "To the extent, on the payment dates established under subparagraphs 2.3A(a) and (b), above, the Indebtedness under the Term Notes is being carried at the Eurocurrency-based Rate and no Default or Event of Default has occurred and is continuing hereunder, Company may deposit the aforesaid proceeds of New Equity in the required amounts in a cash collateral account to be held by Agent, for and on behalf of the Banks, on such terms and conditions as reasonably acceptable to Agent and the Majority Banks. Subject to the terms and conditions of the cash collateral account, sums on deposit in said cash collateral account shall be applied (until exhausted) to reduce the principal balance of the Term Loan in accordance with subparagraphs 2.3A(a) and (b), as applicable, on the last day of each Interest Period attributable to such Eurocurrency-based Advances of the Term Loan. There shall be no readvance or reborrowing of any principal reductions of the Term Loan hereunder."
     10. Section 4.1 of the Acquisition Loan Agreement is amended to change the reference to Schedule 4.1 in the preamble thereof to Schedule 1.8 and to add to the preamble, immediately thereafter, the words ", or Schedule 1.8A, as applicable,".

     11. Schedule 1.8A (Pricing Matrix A) attached to this First Amendment is added to the Acquisition Loan Agreement immediately following Schedule 1.8; new Exhibit "F" in the form attached to this First Amendment (setting forth the applicable Percentages) shall replace existing Exhibit "F" to the Acquisition Loan Agreement; and the existing Schedules to the Acquisition Loan Agreement are hereby restated and replaced in their entirety by the Schedules contained in Attachment "2" hereto.

     12. Company and each of the Permitted Borrowers ratify and confirm, as of the date hereof, each of the representations and warranties set forth in Sections 6.1 through 6.21, inclusive, of the Vishay Loan Agreement (as amended by this First Amendment), and acknowledge that such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Vishay Loan Agreement, and with respect to the Company, the Acquisition Loan Agreement.

     13. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Vishay Loan Agreement, the Acquisition Loan Agreement, any of the Notes issued thereunder, or any of the other Loan Documents, or to constitute a waiver by Banks or Agent of any right or remedy under the Vishay Loan Agreement, the Acquisition Loan Agreement, any of the Notes issued thereunder or any of the other Loan Documents.
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
     14. This First Amendment shall become effective on June 30, 1995, subject to the satisfaction by Company and each of the Permitted Borrowers of the following conditions (which Company covenants and agrees to satisfy) on or before such date:

          (a) Agent shall have received counterpart originals of this First Amendment and of the amendment to the DM Loan Agreement and the Roederstein Loan Agreement entered into concurrently herewith (and Company and the Permitted Borrowers shall have satisfied the conditions thereunder), duly executed and delivered and in form satisfactory to Agent and the Banks;

          (b) Company and each of the Permitted Borrowers (with respect to the Revolving Credit) and Company (with respect to the Bid Notes and the Term Notes under the Vishay Loan Agreement and the Acquisition Loan Agreement) shall have executed and delivered to each of the Banks renewal and replacement Notes substantially in the forms of Exhibit B-1, B-2, C and D to the Vishay Loan Agreement and Exhibit A to the Acquisition Loan Agreement, as applicable, each of such Notes to be dated as of the effective date of this First Amendment (with appropriate insertions acceptable to the Banks in form and substance) and, (i) in the case of the Revolving Credit, in the face amount of each Bank's respective Percentage of the Revolving Credit Maximum Amount (reflecting the increase which is to become effective on the date of this First Amendment and the aforesaid changes in the Percentages) (ii), in the case of the Bid Notes, in the full amount of the Revolving Credit Maximum Amount (reflecting such increase and the aforesaid changes in the Percentages), and (iii) in the case of the Term Notes under the Vishay Loan Agreement and the Acquisition Loan Agreement, in the face amount of each Bank's Percentage thereof (reflecting the aforesaid changes in the Percentages), as the case may be. Upon receipt of the renewal and replacement Notes, as aforesaid (which Notes are to be in exchange for and not in payment of the predecessor Notes issued by Company and the Permitted Borrowers), the Banks shall return the predecessor Notes to Agent which shall stamp such Notes "Exchanged" and deliver said notes to the Company;

          (c) Agent shall have received from Company and the Permitted Borrowers, as applicable, copies, certified by a duly authorized officer to be true and complete as of the date hereof, of records of all action taken by Company and the Permitted Borrowers, as the case may be, to authorize the execution and delivery of this First Amendment and to issue replacement Notes hereunder;
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
          (d) Agent shall have received a written legal opinion, addressed to Agent and each of the Banks and dated as of the date hereof, from counsel for Company and the Permitted Borrowers in form and substance satisfactory to Agent and the Banks; and

          (e) Company shall have paid to Agent, for distribution to the Banks pro rata based on their final allocations (as reflected in the revised Percentages) of the increase in the aggregate Indebtedness (or commitments therefor) effected by this First Amendment, an up-front fee in the amount of One Hundred Fifty Thousand Dollars ($150,000), taking into account any portion of such fee paid prior to the date hereof.

     15. Unless otherwise expressly defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meaning set forth in the Vishay Loan Agreement and the Acquisition Loan Agreement.

     16. By executing this First Amendment, each of the Permitted Borrowers consents to and acknowledges and agrees to be bound by the terms and conditions of this First Amendment.

     17. This First Amendment may be executed in counterpart, in accordance with Section 13.10 of the Vishay Loan Agreement and
Section 13.10 of the Acquisition Loan Agreement.


     IN WITNESS WHEREOF, Company, the Banks and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.


COMPANY:                         AGENT:

VISHAY INTERTECHNOLOGY, INC.     COMERICA BANK, as Agent


By: /s/ Richard N. Grubb         By: /s/ John M. Costa

Its: Vice President              Its:  Vice President
63 Lincoln Highway               One Detroit Center
Malvern, Pennsylvania 19355      500 Woodward Avenue
                                 Detroit, Michigan 48226
                                 Attention: National Division
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
                                 BANKS:

                                 COMERICA BANK

                                 By: /s/ John M. Costa


                                 Its:
                                 One Detroit Center
                                 500 Woodward Avenue
                                 Detroit, Michigan 48226
                                 Attention: National Division
                                 Telex: 235808
                                 Fax No.: (313) 222-3330
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

                                 NATIONSBANK OF NORTH
                                   CAROLINA, N.A.



                                 By:/s/ Yousuf Omar

                                 Its:
                                 NationsBank Plaza
                                 901 Main Street
                                 TX 1-492-67-01
                                 Dallas, TX 75202
                                 Attn: Mr.  Yousuf Omar
                                 Telex: 669959
                                 Fax No.: (214) 508-0980



                                 BERLINER HANDELS-UND FRANKFURTER
                                  BANK



                                 By: /s/ Hans-Jurgen Scholz

                                 Its:
                                 Bockenheimer Landstr. 10
                                 60323 Frankfurt/Main
                                 Germany
                                 Attn: Mr. Hans-Jurgen Scholz
                                 Telex: 411 026
                                 Fax No.: 4969/718-3010



                                 BANK HAPOALIM, B.M.



                                 By: /s/ Carl Kopfringer
                                     /s/ Jonathan Kulka

                                 Its:
                                 1515 Market Street
                                 Philadelphia, Pennsylvania 19102
                                 Attn: Mr. Jonathan Kulka
                                 Telex: 902022
                                 Fax No.: (215) 665-2217


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
                                 SIGNET BANK/MARYLAND



                                 By: /s/ Jennifer D. Patton


                                 Its:
                                 18th Floor
                                 7 St. Paul Street
                                 Baltimore, Maryland 21202
                                 Attn: Ms. Janice E. Godwin
                                 Telex: 87638
                                 Fax No.: (410) 625-6365


                                 CORESTATES BANK, N.A.,
                                 formerly known as and continuing
                                 to do business under the name of
                                 THE PHILADELPHIA NATIONAL BANK



                                 By:/s/ James A. Bennett

                                 Its:
                                 1345 Chestnut Street
                                 F.C. 1-8-3-14
                                 Philadelphia, Pennsylvania 19107
                                 Attn: Mr. James A. Bennett
                                 Telex: 845400
                                 Fax No.: (215) 973-7820



                                 BANK LEUMI le-ISRAEL, B.M.



                                 By:/s/ Eric S. Zaiman

                                 Its:
                                 564 Fifth Avenue
                                 5th Floor
                                 New York, New York 10036
                                 Attn: Mr. Eric Zaiman
                                 Telex: 173090
                                 Fax No.: (212) 626-1072


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
                                 MERIDIAN BANK



                                 By: /s/ John M. Fessick

                                 Its:
                                 1650 Market Street
                                 Suite 3600
                                 Philadelphia, Pennsylvania 19103
                                 Attn: Mr. John M. Fessick
                                 Telex: 173003
                                 Fax No.: (215) 854-3774


                              ABN AMRO BANK N.V. NEW YORK BRANCH



                              By: /s/ [Illegible]



                              Its:

                              and

                              By: /s/ Ann Schwalbenberg

                              Its:
                              500 Park Avenue
                              Second Floor
                              New York, New York 10022
                              Attn: Ms. Ann Schwalbenberg
                              Telex: 423721
                              Fax No.: (212) 832-7129



                              CREDIT LYONNAIS NEW YORK BRANCH



                              By: /s/ Mary L. Collier

                              Its:
                              1301 Avenue of the Americas
                              New York, New York 10019
                              Attn: Mr. Scott Chappelka
                              Telex:
                              Fax No.: (212) 459-3179

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                              CREDIT SUISSE



                              By: /s/ Christopher J. Eldin

                              Its:


                              AND


                              By: /s/ Andrea Shkane

                              Its:
                              12 East 49th Street
                              New York, New York 10017
                              Attn: Ms. Andrea Shkane
                              Telex: 420149
                              Fax No.: (212) 238-5389



                              SHAWMUT BANK, N.A.



                              By: /s/ Frank Benesh




                              Its:
                              OF-03237
                              One Federal Street
                              Boston, MA 02211
                              Attn: Mr. Frank Benesh
                              Telex:
                              Fax No.: (617) 423-5214


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ACKNOWLEDGED AND AGREED
BY THE PERMITTED BORROWERS:

VISHAY EUROPE GmbH



By: /s/ Richard N. Grubb

Its: Attorney-in-fact



DRALORIC ELECTRONIC GmbH



By: /s/ Richard N. Grubb

Its:  Attorney-in-fact
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